UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

PEARTRACK SECURITY SYSTEMS, INC.

(Exact name of Company as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-3900 (Registrant’s Telephone Number)
Ecologic Transportation, Inc. (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “PearTrack” mean PearTrack Security Systems, Inc., a Nevada corporation, and its wholly owned subsidiaries, PearTrack Systems Group, Ltd., Ecologic Car Rentals, Inc., and Ecologic Products, Inc., unless otherwise indicated.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 17, 2014, the Company’s wholly-owned subsidiary PearTrack Acquisition Corp. was merged with PearTrack Systems Group, Ltd., a Nevada corporation, with PearTrack Systems Group, Ltd. being the surviving entity and the Company being the sole shareholder of the surviving entity. In connection with the closing of the merger, the Company issued an aggregate of 51,358,555 restricted shares of the Company’s common stock, representing approximately 90.00% of the issued and outstanding shares of the Company, to the former shareholders of PearTrack Systems Group, Ltd. on a 5.13586 for 1 basis, thereby increasing the total issued and outstanding common shares from 5,706,506 shares to 57,065,061 shares.

No change in control of the Company occurred as a result of the merger, as the majority shareholders of the Company were the majority shareholders of PearTrack Systems Group, Ltd. prior to the merger.

The Company’s trading symbol will change to “PTSS” effective November 14, 2014.

The foregoing description of the merger is a summary only and is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, effective October 17, 2014, which is filed as Exhibit 2.3 to this Current Report on Form 8-K.

ABOUT PEARTRACK SYSTEMS GROUP, LTD.

PearTrack Systems Group, Ltd. was incorporated in the state of Nevada on December 4, 2013, and acquired PearTrack Systems, Ltd., a UK company founded in 2009, for the purpose of acquiring its GPS tracking system, as well as its devices targeting non-powered assets with a proprietary long life battery system. The Company intends to enhance its tracking products and is assessing the areas of growth in M2M Telematics and Remote/Mobile Asset Tracking and Management with particular emphasis on the intermodal container market.

Key components of PearTrack Tracking Products:

▪

PearTrack supplies Battery Powered GPS Asset Tracking and Monitoring Systems with up to 10-year battery life for just about any remote asset, regardless of whether it has a power supply or has no power at all.

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PearTrack asset monitoring and alarm units range from a Personal Tracking device with a 30-day rechargeable battery, to a Container Security and Tracking Unit with a 10-year battery.

▪

The Pear Track GPS enabled Asset Monitoring and Alert Systems are very easy to fit. In their basic form they are a self-contained unit with no external wires or connections, which can be fitted in minutes to any trailer or concealed within the contents of a pallet. Alternatively with its unique covert antenna kit, the PT-700 or PT-1000 can be concealed within a shipping container to provide international GPS tracking (via GSM networks), temperature monitoring and door opening alerts sent directly to a cell phone and/or email account.

▪

When the PT Tracking unit is connected to an item of mobile / remote engineering equipment, the PearTrack System becomes a powerful Fault Monitoring and Service Management Tool. Generators, Chillers, Reefers, Irrigation Pumps, and Heavy Plant operating conditions can all be monitored, providing automatic alerts to warn asset managers of critical events such as: Low Oil Pressure, Engine Over-Temperature, Grid Failure, Low Output Flow, Low Fuel Level, Battery Failure, and Out of Temperature Range, thereby allowing preventative maintenance to be carried out and the fault corrected, often preventing costly repairs and downtime.

▪

PearTrack TeleAsset is a remote Asset Management, GPS Tracking and Monitoring System that enables organizations to better manage their remote assets. These TeleAsset systems can provide critical time sensitive information such as GPS enhanced Event Alerts and Usage information, allowing the user to effectively manage all its assets from a single web-based portal. This information assists users in making informed management decisions based on up to the minute event-driven alerts and information regarding its PearTrack equipped assets.

▪

The PearTrack TeleAsset platform provides an end-to-end solution comprising:

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Hardware GPS enabled M2M interface fitted discretely to each asset that monitors alarms, gathers data, and communicates this information to the PearTrack web portal using GPRS via the GSM mobile networks.

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Software centrally manages asset data, processes alarms and alerts authorized users of critical information regarding their assets.

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Web Portal Internet based user interface which can be accessed using a standard web browser from any Internet enabled PC or handheld device.

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Services include customization, hosting and system integration services to provide tailored solutions to meet specific customer needs.

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Effective on October 17, 2014, the Company effected the reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of 10-for-1 (the “Reverse Stock Split”), wherein one (1) new common share was issued for each ten (10) shares of old issued and outstanding Common Stock held. The Reverse Stock Split did not affect the number of authorized shares.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

Effective October 17, 2014 Mr. William B. Nesbitt resigned as President and CEO of the Company and Mr. Edward W. Withrow Jr., the President of PearTrack Systems Group, Ltd. and currently a board member of the Company, was appointed Mr. Nesbitt’s successor. Mr. Nesbitt remains a member of the Board of Directors of the Company, as well as President and CEO the Company’s subsidiaries, Ecologic Car Rentals, Inc. and Ecologic Products, Inc.  Mr. Arran de Moubray, Mr. Paul Bernard Burke and Mr. John D. Macey, directors of PearTrack Systems Group, Ltd., have been appointed members of the Board of Directors of the Company.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective October 17, 2014, pursuant to a majority vote of the shareholders and unanimous resolution of the Board of Directors:

▪

The Company’s name was changed to PEARTRACK SECURITY SYSTEMS, INC.

▪

The Company’s authorized shares of Common Stock were increased from 75,000,000 shares to 250,000,000.

▪

The Company’s authorized shares of Preferred Stock were increased from zero to 25,000,000.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of PearTrack Systems Group, Ltd. are not included in this Current Report on Form 8-K. Such financial statements will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to PearTrack Systems Group, Ltd. is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit Number	Description	Filing Reference
(2)	Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession
2.3	Agreement and Plan of Merger between the Company, PearTrack Systems Group Limited and PearTrack Acquisition Corp effective October 17, 2014	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEARTRACK SECURITY SYSTEMS, INC.

Date: October 23, 2014	/s/ Edward W. Withrow, Jr.
By: Edward W. Withrow, Jr.
Its: President and Chief Executive Officer